UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2015

Date of Report

(Date of earliest event reported)

STL MARKETING GROUP, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-55013	20-4387296
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Boulder Crescent, Suite 102, Colorado Spring, CO 80903

(Address of principal executive offices, including zip code)

(719) 219-5797

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On August 6, 2015 the Registrant dismissed Rosenberg Rich Baker Berman & Company (“RRBB”) as its independent registered public accounting firm. None of the reports of RRBB on the Registrant's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant’s audited financial statements contained in its Form 10-K for the year ended December 31, 2013 and December 31, 2014, contained a going concern qualification in the Registrant's audited financial statements.

During the two most recent fiscal years and any subsequent interim period preceding RRBB’s dismissal, there were no disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of RRBB concerning the subject matter of each of such disagreements would have caused them to make reference thereto in their report on the financial statements.

The Registrant provided a copy of the foregoing disclosures to RRBB prior to the date of the filing of this Current Report on Form 8-K and requested that RRBB furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this described herein. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On August 6, 2015, the Registrant’s Board of Directors approved the engagement of Weinberg & Company, PA (“Weinberg”), as the Registrant's independent registered public accounting firm, to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2014 and 2013, and any subsequent interim period through August 6, 2015, neither the Registrant nor anyone acting on its behalf consulted with Weinberg regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Weinberg on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with RRBB or a reportable event with respect to RRBB.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from Rosenberg Rich Baker Berman & Company to the Securities and Exchange Commission, dated August 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2015

STL MARKETING GROUP, INC.

/s/ Jose P. Quiros
Jose P. Quiros
Principal Executive Officer